Exhibit 99.1

SMITH MICRO SOFTWARE

Investor Update

January 12, 2016

Smith Micro Software

NASDAQ: SMSIH

SMITH MICRO SOFTWARE forward thinking, Delivered Today.

SMSI Investor Jan 2016 V8.pdf

SAFE HARBOR Statement

This presentation contains forward-looking statements that involve risks and uncertainties, including, without limitation, forward-looking statements relating to the Company’s quarterly and annual revenue guidance, its financial prospects and other projections of its performance, the Company’s ability to increase its business and the anticipated timing and financial performance of its new products and potential acquisitions. Among the important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are changes in demand for the Company’s products from its customers and their end-users, new and changing technologies, customer acceptance of those technologies, customer concentration given that the majority of our sales depend on a few large client relationships, including Sprint, and the Company’s ability to compete effectively with other software companies. These and other factors discussed in the Company’s filings with the Securities and Exchange Commission, including its filings on Forms 10-K and 10-Q, could cause actual results to differ materially from those expressed or implied in any forward-looking statements. The forward-looking statements contained in this presentation are made on the basis of the views and assumptions of management regarding future events and business performance as of the date of this release, and the Company does not undertake any obligation to update these statements to reflect events or circumstances occurring after the date of this presentation.

© 2016 Smith Micro Software, Inc. 2 * All rights reserved.

SMITH MICRO SOFTWARE forward thinking, Delivered Today.

Smith Micro – Experts in Mobile

RICH HERITAGE

DEEP EXPERTISE

Wireless Connectivity Heterogeneous Networks Device/Policy Management Voice/Video Comms 2D/3D Content

Heterogeneous Networks Multi-Platform, Multi-OS

Scalable Architectures Industry Standards

INDUSTRY PROVEN

Mobile Network Operators, Cable/MSOs, Device & Chip Manufacturers, Enterprises, Public Sector

© 2016 Smith Micro Software, Inc. 3 * All rights reserved.

SMITH MICRO SOFTWARE forward thinking, Delivered Today.

Company Focus

NETWORKS

Enriching Mobile Lifestyles

DEVICES

APPS

CONTENT

© 2016 Smith Micro Software, Inc.

All rights reserved. 4-

SMITH MICRO SOFTWARE Forward Thinking, Delivered Today.

NetWise Policy-on-Device Platform

Wi-Fi / Discovery/ Authentication

Location

/Event Triggers

Policy-on-Device

Network Device Connectivity IoT Management

7:26A

Device analytics

Quality of Service(QoS)

Wi-Fi ON

3G/4G IDLE Analytics Service (QoS)

© 2016 Smith Micro Software, Inc. 5 * All rights reserved. SMITH MICRO SOFTWARE forward thinking, Delivered Today.

CommSuite Visual Messaging Platform


Visual Voicemail
AniMates
Voice-to-Text
In-line Advertising
CommSuite

- 19M Subscribers
- 90 Device Models
- >1B Messages Per Quarter
- Proven Revenue Engine (Revenue Share)
- 3rd Party App integration
- Carrier and Enterprise Integration

SMITHMICRO SOFTWARE | Forward Thinking, Delivered Today.
© 2016 Smith Micro Software, Inc.
All rights reserved.
6

2015 Results* – Sep YTD 2015 vs. 2014

Up Up Down Up $3.1M $4.0M $4.4M $8.4M

12% 21% 16% 100%

Revenue Gross Operating OpEx Margin Income

Revenue growth – new NetWise customers

Profitability – Near Breakeven

Cash – YE 2015 will be Net Neutral with YE 2014

* Non-GAAP

© 2016 Smith Micro Software, Inc. 7 * All rights reserved.

SMITH MICRO SOFTWARE forward thinking, Delivered Today.

2015 Challenges

- **Early Projections Unmet**
  - Restated Guidance in Q3
  - Now expect $39M -$40M in revenue for 2015 versus $37M in 2014
- **New Customer Delays**
  - Consolidation in Carrier/Cable Industries Slowed Deal Flow
  - Customer Roll-outs Taking Longer than Expected
  - Hiring Slower Than Expected
- **Largest Customer in Transition**
  - Internal Restructuring
  - Slow Android Growth
  - Extensive Cost Reductions





FierceWireless

Topics: Service Provider Strategies

Sprint to take $150M charge for layoffs

Layoffs began last week as part of a larger effort to trim as much as $2B

December 22, 2015 | By Colin Gibbs

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Sprint (NYSE: S) began slashing jobs last week as part of a round of layoffs expected to last through January, according to a filing with the SEC.

The beleaguered carrier hasn't disclosed how many jobs will be cut, but said in its filing that it expects to take a $150 million charge during the quarter for severance and other costs related to the layoffs. The reduction is expected to be "largely completed" by the end of January, Sprint said, and will include both management and non-management positions.

SMITHMICRO SOFTWARE Forward Thinking, Delivered Today.
© 2016 Smith Micro Software, Inc.
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8

Expected Impact on 2016

Sprint Revenues Slow Revenue Ramp Q1 Down From Q4; Down from New Deals Gap-filling in Q2-Q4

New 2016 Enterprise Deals

New 2016 Carrier & Cable/MSO Business

40000

35000

30000

25000

$ K 20000

2016 Sprint Revenues 15000

Pprojected Down 10000 25-32% YOY

15000

10000

5000

0

2015 2016 (YoY)

Sprint Base business New Cable/Carrier Enterprise

© 2016 Smith Micro Software, Inc. 9 * All rights reserved.

SMITH MICRO SOFTWARE Forward Thinking, Delivered Today.

Drivers of Recovery – New Deals

1st Captivate Customer Mobile Marketing in Hospitality Q2-16 Rollout

Major Phone OEM

Device Management Q4-15 Launch, Growing in 2016

2nd Cable/MSO Device Analytics/Wi-Fi QoS Q1-16 Rollout

New Tier 1 Operator

3G/4G/Wi-Fi Management

Q2-16 Rollout

© 2016 Smith Micro Software, Inc. 10 * All rights reserved.

SMITH MICRO SOFTWARE forward thinking, Delivered Today.

NetWise Captivate – Mobile Marketing

PROMOTIONS

RIGHT PLACE, RIGHT TIME

OFFERS

Jewelry

Watches

On Sale RETAIL/BRANDS

Apply for Credit

VIRTUAL ASSISTANCE

ENTER Exit

Bank You are Survey rd How was

3 in FINANCIAL

your line; visit?

Est. wait SERVICES 10 mins

LOYALTY PROGRAMS

FOOT TRAFFIC/ RETENTION

HOSPITALITY/ Wine

Tasting TRAVEL at Bistro

4-5 pm

BIG DATA

Analytics

MOVIE THEATER

NOW SHOWING

Movie

Front Desk

E-SERVICES/ Trailer E-TAILERS

© 2016 Smith Micro Software, Inc. 10 * All rights reserved.

SMITH MICRO SOFTWARE forward thinking, Delivered Today.

Drivers of Recovery – Hot Markets

Mobile Marketing

IDC Analyze the Future

Digital Device Use Influences $1.7 Trillion in In-Store Retail Sales

Mobile usage before, during shopping trips drivers $970

Billion in brick-and-mortar sales

June 11, 2015 Retail & Ecommerce

“Big Data” Analytics

New IDC Forecast Sees Worldwide Big Data

Technology and Services Market Growing to $48.6B in 2019, Driven by Wide Adoption Across Industries

09 Nov 2015

Wi-Fi Quality of Service

“Wi-Fi service revenues driven by…the transition to carrier-grade hotspots – will grow to over $150 billion by 2018, which would represent 9% of total global carrier service revenues.” 20 May 2015

© 2016 Smith Micro Software, Inc. 12 * All rights reserved.

SMITH MICRO SOFTWARE forward thinking, Delivered Today.

Evolving to Meet New Market Needs

Wi-Fi Cellular Connections

Analog Connections

Connections Founded

1982 2016

FAX

PC

Smartphone

Connected

Tablet

World

© 2016 Smith Micro Software, Inc. 13 * All rights reserved.

SMITH MICRO SOFTWARE forward thinking, Delivered Today.

Smith Micro Advantages

Best Quality of Great Products

Experience

INVESTORS

Richer Long Term

Consumer Customers

Engagement

Hot Markets

Better

Intelligence

CUSTOMERS Improved

Financials

Increased

Revenue/

Efficiency Stock Trading

at <1X

Revenue

© 2016 Smith Micro Software, Inc. 14 * All rights reserved.

SMITH MICRO SOFTWARE forward thinking, Delivered Today.

Smith Micro Software

NASDAQ: SMSI

www.smithmicro.com

Smith Micro Software, Inc.

Corporate Headquarters

51 Columbia Aliso Viejo, CA 92656

+1 949-362-5800

+1 949-362-2300

© 2016 Smith Micro Software, Inc.

All rights reserved.

SMITH MICRO SOFTWARE forward thinking, Delivered Today.